pebblebrook HOTEL TRUST

w los angeles - westwood

los angeles, california

Property Information:

Acquisition Price:	$125.0M ($485k per room)
Location:	Los Angeles, CA
Acquired:	August 23, 2012
Rooms:	258
Type:	Luxury, Full-Service
Built:	1969
Last Renovated:	2007

Historic Performance and Valuation:

Estimated Discount to Replacement Cost:	30% - 35%
2011 Occupancy:	84%
2011 ADR:	$258
Forward 12-Month Cap Rate (Projected EBITDA)(1):	6.6% - 7.0%
Forward 12-Month Cap Rate (Projected NOI)(1) :	5.6% - 6.0%

(1) Based on previously disclosed forecasted net operating income after capital reserves ("NOI") and previously disclosed forecasted hotel earnings before interest, taxes, depreciation and amortization ("EBITDA").

Property Highlights:

- Urban resort located in the high barrier-to-entry West Los Angeles market
- 258 luxurious guest rooms (all suites) featuring the signature W bed, spectacular views, fully wired technology, state-of-the-art entertainment systems and Bliss Spa bath amenities
- NineThirty is a full-service restaurant that serves three meals daily and specializes in California cuisine and signature cocktails
- Whiskey Blue is a high design, music-oriented, art inspired bar
- The Backyard features a superiorly landscaped poolside restaurant and bar
- WET is a heated outdoor pool with private cabana rentals, cocktail and cuisine service
- 3,358 square feet of indoor meeting space with flexible meeting options at NineThirty, Whiskey Blue and The Backyard Pool Deck
- Bliss Spa (leased) offers several upscale services and amenities including massages, body treatments, manicures/pedicures, facials, and retail store
- SWEAT Fitness Center is a 24-hour fully equipped fitness center
- Onsite valet parking and 132 parking spaces

Market Highlights:

Market Overview:

- The hotel falls into the Hollywood-Beverly Hills market, which has achieved a compounded annual RevPAR growth of 4.9% during the 20-year period between 1991 and 2011
- The Hollywood-Beverly Hills market has experienced extremely constrained supply growth, with a 20-year compounded annual growth rate in supply of just 0.1%
- Los Angeles attracts over 25 million total visitors annually and is the second-most visited city by overseas visitors


W
exterior

Demand Generators:

- 10+ colleges and universities, including University of California, Los Angeles (UCLA), University of Southern California (USC) and California State University (CalState)
- Entertainment industries, including movie, music and commercial production, award shows, TV studio tapings and live audiences
- Fashion industry and Pacific design center
- Sports, music and entertainment venues
  - *-6 professional sports teams, including the LA Dodgers, LA Lakers, LA Kings, LA Clippers, LA Galaxy and LA Sparks*
  - *-Kodak Theatre, Hollywood Bowl Pentages Theater and Staples Center*
- World-class nightlife and superlative dining
- Museums and cultural landmarks
- 5 theme parks
- 23 Fortune 500 companies headquartered in the Los Angeles area
- Los Angeles Convention Center
- LA Live Sport and Entertainment District


Hollywood - Beverly Hills Sub-Market Operating Performance
ADR ($)
RevPAR ($)
Occupancy (%)
2000-2011 ADR CAGR: 3.2%
2000-2011 RevPAR CAGR: 4.3%
$240
$200
$160
$120
$80
80%
75%
70%
65%
60%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011


the backyard


W
entrance

Competitive Set:

Hotels	Map Marker	Rooms	Year Opened
W Westwood	★	*258*	*1969*
Kimpton Hotel Palomar Los Angeles	1	264	1972
Mondrian Los Angeles *(Owned by Pebblebrook)*	2	237	1959
InterContinental Los Angeles Century City	3	361	1988
London West Hollywood	4	200	1984
Sofitel Los Angeles	5	295	1988
Total (including W Westwood)		**1,615**	


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Investment Highlights:

Strengths

- Attractive location with a diverse set of demand generators
- Urban retreat with resort amenities
- All-suite product
- West Los Angeles / Westwood market with excellent long-term supply and demand fundamentals
- Significant discount to replacement cost and a high barrier to entry market

Opportunities

- Upside from 2013 renovation
- West Los Angeles market above prior peak occupancy, providing healthy pricing power
- Improved cash flow through Pebblebrook asset management and best practices